Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Analex Corporation (the “Company”) on Form 10-K for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Sterling E. Phillips, Jr. and C. Wayne Grubbs, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Sterling E. Phillips, Jr.

Sterling E. Phillips, Jr.

Chairman and Chief Executive Officer

(Principal Executive Officer)

March 8, 2006

/s/ C. Wayne Grubbs

C. Wayne Grubbs

Senior Vice President and Chief Financial Officer

(Principal Financial Officer and Principal Accounting Officer)

March 8, 2006